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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Original Report: June 20, 2001


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

         Virginia                    001-12875                  54-1589139
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)


  306 East Main Street, Richmond, VA                                23219
(Address of principal executive offices)                          (Zip Code)

                                 (804) 643-1761
              (Registrant's telephone number, including area code)




         The Company hereby amends Item 7 of its Current Report on Form 8-K dated June 20, 2001 (filed on July 9, 2001) as follows:

Item 7.  Financial Statements and Exhibits

c. Exhibits.


4.1 Promissory Note dated June 20, 2001 in the principal amount of $11,100,000 made payable by CRIT-VA III, Inc. to First Union National Bank, with respect to the Tradewinds Apartments in Newport News, Virginia.

4.2 Indemnity and Guaranty Agreement dated as of June 20, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender, in connection with a $11,100,000 loan to CRIT-VA III, Inc. as Borrower with respect to the Tradewinds Apartments in Newport News, Virginia.

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4.3      Deed of Trust and Security Agreement dated as of June 20, 2001, from
         CRIT-VA III, Inc., as Grantor, to TRSTE, Inc. as Trustee for First Union National Bank, the Beneficiary, with respect to the Tradewinds Apartments in Newport News, Virginia.

4.4 Assignment of Warranties and Other Contract Rights dated as of June 20, 2001 from CRIT-VA III, Inc. as Borrower to First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

4.5 Assignment of Leases and Rents dated as of June 20, 2001 by CRIT-VA III, Inc. as Assignor in favor of First Union National Bank as Assignee with respect to the Tradewinds Apartments in Newport News, Virginia.

4.6 Consent and Agreement of Manager dated as of June 20, 2001 by CRIT-VA III, Inc. as Borrower in favor of First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

4.7 Environmental Indemnity Agreement dated as of June 20, 2001 by CRIT-VA III, Inc. and Cornerstone Realty Income Trust, Inc., as Indemnitors, in favor of First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

4.8 Receipt and Closing Certificate dated June 20, 2001 by CRIT-VA III, Inc. as Borrower and Cornerstone Realty Income Trust, Inc. as Guarantor in favor of First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

4.9 Schedule setting forth information on seven substantially identical promissory notes dated June 20, 2001 in various principal amounts made payable to the order of First Union National Bank.

4.10 Schedule setting forth information on seven substantially identical Indemnity and Guaranty Agreements dated as of June 20, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender.

4.11 Schedule setting forth information on seven substantially identical Deeds of Trust dated as of June 20, 2001 with First Union National Bank as Beneficiary.

4.12 Schedule setting forth information on seven substantially identical Assignments of Warranties and Other Contract Rights dated as of June 20, 2001 to First Union National Bank as Lender.

4.13 Schedule setting forth information on seven substantially identical Assignments of Leases and Rents dated as of June 20, 2001 to First Union National Bank as Assignee.

4.14 Schedule setting forth information on seven substantially identical Consents and Agreements of Manager dated as of June 20, 2001 in favor of First Union National Bank.

4.15 Schedule setting forth information on seven substantially identical Environmental Indemnity Agreements dated as of June 20, 2001 in favor of First Union National Bank.

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4.16     Schedule setting forth information on seven substantially identical
         Receipt and Closing Certificates dated June 20, 2001 in favor of First Union National Bank.

4.17 Multifamily Note dated June 20, 2001, in the principal amount of $8,950,000 made payable to the ARCS Commercial Mortgage Co., L.P. by CAC IV Limited Partnership with respect to the Burney Oaks Apartments in Arlington, Texas.

4.18 Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated June 20, 2001, from CAC IV Limited Partnership, as Grantor, to trustee for ARCS Commercial Mortgage Co., L.P. with respect to the Burney Oaks Apartments in Arlington, Texas.

4.19 Replacement Reserve and Security Agreement, dated June 20, 2001, by and between CAC IV Limited Partnership and ARCS Commercial Mortgage Co., L.P. with respect to the Burney Oaks Apartments in Arlington, Texas.

4.20 Assignment of Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 20, 2001 from ARCS Commercial Mortgage Co., L.P. to Fannie Mae with respect to the Burney Oaks Apartments in Arlington, Texas.

10.1     CRIT-VA III, Inc. Articles of Incorporation.

10.2     CRIT-VA III, Inc. Bylaws.

10.3 Property Management Agreement dated as of June 20, 2001 between CRIT-VA III, Inc. as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.4     CRIT Special III, Inc. Articles of Incorporation.

10.5     CRIT Special III, Inc. Bylaws.

10.6     Operating Agreement of CRIT-NC IV, LLC.

10.7 Property Management Agreement dated as of June 20, 2001 between CRIT-NC IV, LLC as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.8     CAC V Special General, Inc. Articles of Incorporation.

10.9     CAC V Special General, Inc. Bylaws.

10.10    CAC V Special Limited, Inc. Articles of Incorporation.

10.11    CAC V Special Limited, Inc. Bylaws.

10.12    Limited Partnership Agreement of CAC V Limited Partnership.

10.13 Property Management Agreement dated as of June 20, 2001 between CAC V Limited Partnership as Owner and Apple General, Inc. as Manager.

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10.14    CAC IV Special General, Inc. Articles of Incorporation.

10.15    CAC IV Special General, Inc. Bylaws.

10.16    CAC IV Special Limited, Inc. Articles of Incorporation.

10.17    CAC IV Special Limited, Inc. Bylaws.

10.18    Limited Partnership Agreement of CAC IV Limited Partnership.

10.19 Property Management Agreement dated as of June 20, 2001 between CAC IV Limited Partnership as Owner and Apple General, Inc. as Manager.

10.20 Real Estate Purchase and Sale Agreement dated as of June 8, 2001 between Principal Life Insurance Company f/k/a Principal Mutual Life Insurance Company and Cornerstone Realty Income Trust, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cornerstone Realty Income Trust, Inc.


                                          By: /s/  Glade M. Knight
                                             --------------------------------
                                                   Glade M. Knight
                                                   President

                                          August 30, 2001

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